                UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   -----------

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (date of earliest event reported): September 4, 2002


                       TANGER FACTORY OUTLET CENTERS, INC.
                    -----------------------------------------
             (Exact name of registrant as specified in its charter)


       North Carolina                  1-11986                   56-1815473
(State or other jurisdiction of    (Commission File          (I.R.S. Employer
       Incorporation)                   Number)           Identification Number)


       3200 Northline Avenue, Suite 360, Greensboro, North Carolina 27408
--------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)


                                 (336) 292-3010
              ----------------------------------------------------
              (Registrants' telephone number, including area code)


                                       N/A
              ----------------------------------------------------
          (former name or former address, if changed since last report)


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ITEM 5.   OTHER EVENTS.

          On September 4, 2002 Tanger Factory Outlet Centers, Inc. (the "Company") announced an underwritten public offering of 1,000,000 of its common shares at a price to the public of $29.25 per share (the "Shares"). The underwriter has a 30-day option to purchase up to 150,000 additional common shares from the Company solely to cover over-allotments, if any. The Shares were issued under shelf registration statements (Registration Nos. 333-61394/333-61394-01) as amended, previously declared effective by the Securities and Exchange Commission on June 1, 2001, a base Prospectus, dated August 28, 2002, and a related Prospectus Supplement, dated September 4, 2002, relating to the offer and sale of the Shares by the Company. The Shares are being sold pursuant to an Underwriting Agreement attached as Exhibit 1.1 hereto. The press release issued in connection with the sale of the Shares is attached as Exhibit 99.1 hereto.







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ITEM 7.       FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits.

         The following exhibits are filed as part of this report:


   Exhibit no.                                 Description
------------------          ----------------------------------------------------

      1.1 Underwriting Agreement, dated September 4, 2002, among Tanger Factory Outlet Centers, Inc., Tanger Properties Limited Partnership and Credit Suisse First Boston Corporation.


     99.1                   Press Release of Tanger Factory Outlet Centers, Inc.
                            issued September 4, 2002.





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                                   SIGNATURES


       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  September 5, 2002


                      TANGER FACTORY OUTLET CENTERS, INC.


                      By: /s/ Rochelle G. Simpson
                          --------------------------------------
                          Rochelle G. Simpson
                          Secretary and Executive Vice President--Administrative and Finance





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                                 EXHIBIT INDEX

                                                                                      Sequentially
   Exhibit No.                                 Description                            Numbered Page
------------------          ----------------------------------------------------      -------------
      1.1                   Underwriting Agreement, dated September 4, 2002,
                            among Tanger Factory Outlet Centers, Inc., Tanger
                            Properties Limited Partnership and Credit Suisse
                            First Boston Corporation.


     99.1                   Press Release of Tanger Factory Outlet Centers, Inc.
                            issued September 4, 2002.



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